Note B - Business Combinations	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note B – Business Combinations

As of the close of business on
August 5, 2016,
Ohio Valley completed its merger with Milton Bancorp, Inc. (“Milton Bancorp”) pursuant to the terms of the Agreement and Plan of Merger dated as of
January 7, 2016,
by and between Ohio Valley and Milton Bancorp, as amended (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Milton Bancorp was merged with and into Ohio Valley. Immediately following the Merger, The Milton Banking Company (“Milton Bank”) was merged with and into the Bank. As a result of the Merger and in accordance with the terms of the Merger Agreement, each Milton Bancorp share was converted into the right to receive either
1,636
Ohio Valley common shares,
no
par value, or cash in the amount of
$37,219,
subject to certain allocation procedures set forth in the Merger Agreement pursuant to which
80%
of the
400
outstanding Milton Bancorp common shares were converted into the right to receive Ohio Valley common shares and the remaining
20%
of the outstanding Milton Bancorp common shares were converted into the right to receive cash. Each of the
1,237
Milton Bancorp preferred shares issued and outstanding were converted into the right to receive a cash payment in the amount of
$3,600
per preferred share. The consideration paid for Milton Bancorp totaled
$18,875,
of which
$11,444
was the market value of the Company’s common shares and
$7,431
was cash. Ohio Valley financed part of the cash portion of the purchase price through
$5,000
in borrowed funds. Milton Bank's results of operations were included in the Company's results beginning
August 6, 2016.
Merger-related expenses of
$930
were recorded to the Company’s income statement for the year ended
December 31, 2016.
The fair value of the common shares issued as part of the consideration paid for Milton Bancorp was determined in the basis of the closing price of the Company's common shares on the acquisition date. After the Merger, the Company's assets totaled approximately
$950
million and branches increased to
25
locations.

Goodwill of
$6,534
arising from the acquisition consisted largely of synergies from combining the operations of the companies. As the acquisition was treated as a nontaxable stock acquisition transaction, the goodwill was not
deductible for tax purposes. The following table summarizes the consideration paid for Milton Bancorp and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration:
Cash	$7,431
Equity instruments	11,444
Fair value of total consideration transferred	$18,875

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	$9,201
Securities	5,868
Restricted investments in bank stock	364
Loans	112,479
Premises and equipment	1,826
Other real estate owned	641
Bank owned life insurance	272
Core deposit intangible asset	738
Other assets	612
Total assets acquired	132,001

Deposits	119,669
Other liabilities	(9)
Total liabilities assumed	119,660

Total identifiable net assets	12,341

Goodwill	6,534

$18,875

The fair value of net assets acquired included fair value adjustments to certain receivables that were not
considered impaired as of the acquisition date. This consisted of non-impaired loans with a fair value of
$111,558
and gross contractual amounts receivable of
$112,249
on the date of acquisition. The fair value adjustments were determined using discounted contractual cash flows. The Company also acquired purchase credit impaired loans that management deemed to be not
material for disclosure.